EXHIBIT 10.253



                                                              WARNER R. BROADDUS
                                     VICE PRESIDENT, GENERAL COUNSEL & SECRETARY



19 December, 2002

David Madden
PHARMACEUTICAL ROYALTIES INTERNATIONAL (CAYMAN) LTD.
675 Third Avenue, Suite 3000
New York, NY  10017

VIA FACSIMILE AND U.S. MAIL

RE:      SECOND AMENDMENT TO PURCHASE AGREEMENT DATED MARCH 6, 2002

Dear Dave:

          Per our discussions, we wish to memorialize our agreement to move your December 20, 2002 Notice Date to December 30, 2002 under our Purchase Agreement dated March 6, 2002, as amended on July 29, 2002. Thus section 2.02(a) of that agreement is hereby amended by deleting it in its entirety and replacing it with the following:

          "2.02 OPTIONS. (a) Seller hereby grants to Buyer the following options, each exercisable at Buyer's sole discretion, to acquire rights to receive additional percentages of both AHP Net Sales and Pfizer Net Sales on the same terms as described above in Section 2.01(a). For clarity, such options may be exercised only for additional percentages of both AHP Net Sales and Pfizer Net Sales. Payment of the Option Exercise Price specified below represents payment for the additional percentages of both the AHP Net Sales and the Pfizer Net Sales.

---------------------------- ------------------------- -------------------------- ---------------------------
    NOTICE DATE (EACH A       EXERCISE DATE (EACH AN        EXERCISE PRICE         ADDITIONAL PERCENTAGE OF
      "NOTICE DATE")             "EXERCISE DATE")          (EACH, AN "OPTION        BOTH AHP NET SALES AND
                                                           EXERCISE PRICE")            PFIZER NET SALES
---------------------------- ------------------------- -------------------------- ---------------------------
May 1, 2002                  May 15, 2002                        $3,000,000                 0.125%
---------------------------- ------------------------- -------------------------- ---------------------------
---------------------------- ------------------------- -------------------------- ---------------------------
September 20, 2002           September 30, 2002                  $3,500,000                 0.125%
---------------------------- ------------------------- -------------------------- ---------------------------
---------------------------- ------------------------- -------------------------- ---------------------------
December 30, 2002            December 31, 2002                   $3,850,000                 0.125%
---------------------------- ------------------------- -------------------------- ---------------------------
---------------------------- ------------------------- -------------------------- ---------------------------
September 15, 2003           September 30, 2003                 $12,500,000                 0.250%
---------------------------- ------------------------- -------------------------- ---------------------------
---------------------------- ------------------------- -------------------------- ---------------------------
March 16, 2004               March 31, 2004                     $16,000,000                 0.250%
---------------------------- ------------------------- -------------------------- ---------------------------
---------------------------- ------------------------- -------------------------- ---------------------------
May 17, 2004                 May 31, 2004                       $10,500,000                 0.125%
---------------------------- ------------------------- -------------------------- ---------------------------

All other provisions of the Purchase Agreement, as amended, remain in full force and effect.



Very truly yours                                ACCEPTED AND AGREED:
                                                PHARMACEUTICAL ROYALTIES
                                                INTERNATIONAL (CAYMAN) LTD.
                                                By:
/S/WARNER BROADDUS                              /S/DAVID MADDEN

                                                David Madden,
                                                Attorney-in-fact